Third Quarter 2022 Earnings Presentation November 8, 2022

Disclaimer This presentation (“Presentation”) is for informational purposes only. This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. No representations or warranties, express or implied, are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will Danimer Scientific, Inc. (the “Company”) or any of its subsidiaries, stockholders, affiliates, representatives, directors, officers, employees, advisers, or agents be responsible or liable for a direct, indirect, or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. The Company has not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of investigations as an investor may deem necessary. FORWARD-LOOKING STATEMENTS Please note that in this Presentation, we may use words such as “appears,” “anticipates,” “believes,” “plans,” “expects,” “intends,” “future,” and similar expressions which constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding our expectations for full year 2022 capital expenditures and Adjusted EBITDA. Forward-looking statements are made based on management’s expectations and beliefs concerning future events impacting the Company and therefore involve a number of risks and uncertainties. The Company cautions that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements in this Presentation include, but are not limited to, the overall level of consumer demand on its products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of the Company's customers; the Company's ability to implement its business strategy, including, but not limited to, its ability to expand its production facilities and plants to meet customer demand for its products and the timing thereof; risks relating to the uncertainty of the projected financial information with respect to the Company; the ability of the Company to execute and integrate acquisitions; changes in governmental regulation, legislation or public opinion relating to its products; the Company’s exposure to product liability or product warranty claims and other loss contingencies; disruptions and other impacts to the Company’s business, as a result of the COVID-19 global pandemic and government actions and restrictive measures implemented in response; stability of the Company’s manufacturing facilities and suppliers, as well as consumer demand for its products, in light of disease epidemics and health-related concerns such as the COVID-19 global pandemic; the impact on our business, operations and financial results from the ongoing conflict in Ukraine; the impact that global climate change trends may have on the Company and its suppliers and customers; the Company's ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, its information systems; the ability of its information technology systems or information security systems to operate effectively, including as a result of security breaches, viruses, hackers, malware, natural disasters, vendor business interruptions or other causes; its ability to properly maintain, protect, repair or upgrade its information technology systems or information security systems, or problems with its transitioning to upgraded or replacement systems; the impact of adverse publicity about the Company and/or its brands, including without limitation, through social media or in connection with brand damaging events and/or public perception; fluctuations in the price, availability and quality of raw materials and contracted products as well as foreign currency fluctuations; its ability to utilize potential net operating loss carryforwards; and changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. More information on potential factors that could affect the Company's financial results is included from time to time in the Company's public reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. All forward-looking statements included in this Presentation are based upon information available to the Company as of the date of this Presentation and speak only as of the date hereof. The Company assumes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation. USE OF PROJECTIONS This Presentation contains projected financial information with respect to the Company. Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA, Adjusted EBITDAR and Adjusted Gross Profit has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. A reconciliation of these non-GAAP financial measures to the closest GAAP measure is included in the Appendix to the Presentation. You should review the Company’s audited financial statements prepared in accordance with GAAP, which are included in its Annual Report on Form 10-K filed with the SEC. Forward-looking non-GAAP financial measures are presented without reconciliations to GAAP measures because the GAAP financial measures are not accessible on a forward-looking basis, and reconciling information is not available without unreasonable effort due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. TRADEMARKS This Presentation contained trademarks, service marks, trade names, and copyrights of, the Company, and other companies, which are the property of their respective owners. The information contained herein is as of November 8, 2022, and does not reflect any subsequent events.

Danimer’s Strategic Priorities Expand Capacity to Achieve Scale 1 2 3 4 5 6 Lead with Innovation to Address a Broad Range of Customer Needs Grow Customer Partnerships and Product Volume Commitments Secure Cost-Effective Inputs Attain Favorable Unit Economics to Enhance Margins Enhance Team Capabilities to Support Growth Creating highly profitable business to supply growing unmet need for biodegradable polymers, meeting customer standards while addressing the issue of plastic waste Increase internal production capacity Kentucky started Phase II commissioning in June 2022 Fermentation demonstrating better than expected yield Increase third-party manufacturing and license agreements Leverage our core competency of formulation and application development Execute R&D (development agreements) with customers Technology licensing (Kemira) Continue negotiating development and supply agreements with global blue-chip customers that secure future demand Continue to influence global regulatory and legislative initiatives Canola oil fixed price contracts Continue to explore alternative feedstocks Developing in house production capabilities of key raw materials Increase capacity utilization Ramp up production of Rinnovo Reduce utility costs/chemical usage Continuing focus on formulations to optimize value Created world class executive team Added Stephen Martin as Chief Legal Officer and Corporate Secretary Improving efficiencies through ERP

Recent Business Highlights Business Highlights Continued execution of growth strategy to transform the plastics market Raised visibility of bioplastics solutions through participation at White House Summit PHA-based revenues increased by 26% YoY, representing 51% of product revenues Signed a distribution agreement with Formerra, a leader in specialty polymer formulations Increased activity with 5 of the top 10 global quick service restaurants Further strengthened leadership team with appointment of Chief Legal Officer Continued discussions with DOE regarding Part II Application for Loan Guarantee Secured additional forgivable new markets tax credit loan

Customer Partnerships & Business Development Initiatives Distribution agreement with Formerra, formerly Avient, a leader in specialty polymer formulations and distribution across the globe Business Development & Partnerships Two-year partnership to develop innovative home compostable packaging Initial packaging for Skittles is passing all internal tests Commercial Customers & Brands Exclusive license and supply agreement to commercialize PHA based aqueous coatings to be used on paper-based food & beverage applications

Q3 2022 Financial Summary PHA-based revenues increased by 26% YoY, representing 51% of revenue vs 32% in Q3 2021 Adjusted gross profit down YoY due to combination of reduced PLA resin sales and higher fixed costs associated with increased PHA capacity Increase in SG&A and R&D spend includes a full quarter of costs related to Danimer Catalytic Technologies, acquired in August 2021, and increases in staffing to support scale-up Key Messages Financial Summary Note:. Totals may not foot due to rounding.

Financial Outlook 4% PHA PHA Gross Margin Total Gross Margin SG&A & R&D as % of Sales Danimer Catalytic Technologies Profit Contribution Adjusted EBITDA 2022E Adj. EBITDA of ($45) - ($40) Million Expect 2022E Capex of $165 to $170 million(1) and year end cash balance of $60 to $65 million Change vs 2021A Change vs 2022E (1) Includes capitalized interest and internal labor and overhead. Medium Term Path to Profitability

Forward Catalysts Continued focus on driving operational costs down as we scale production Large and growing TAM Believed to be the only PHA product offering at commercial scale production Increasing governmental regulations on single-plastic uses Demand from blue chip multinational customers Increase internal production capacity in addition to third-party manufacturing and license agreements Demand from existing customers expected to grow faster than production capacity Opportunity for rapid expansion to meet market demand Variety of partnership structures could create capital-light model Large Addressable Market Revenue Upside Margin Upside Expand Capacity New Partnerships for Increased Output Danimer is in the early stages of a long-term growth opportunity Global demand vastly increasing for game changing packaging alternatives Customers are some of the largest brand owners in the world with long term commitments to sustainability

Appendix

EBITDA and EBITDAR Reconciliation Note: Totals may not foot due to rounding.

Adjusted Gross Profit Reconciliation Note: Totals may not foot due to rounding.